DIGITAL COMMERCE INTERNATIONAL INC

Filing Type:	8-K
Description:	Current Report
Filing Date:	June 22, 2001
Period End:	June 19, 2001

Primary Exchange:	Over the Counter Bulletin Board
Ticker:	THBK

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8-K OTHERDOC

Item 4 1

Item 7 2

EX-16.1 OTHERDOC

EX-16.1 OTHERDOC 2

Document is copied.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2001 (June 19, 2001)

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Digital Commerce International, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State of Other Jurisdiction of Incorporation)

0-011228 02-0337028

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(Commission File Number (IRS Employer Identification No.)

300-1199 West Hastings Street, Vancouver B.C. V6E 3T5

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(Address of Principal Executive Offices) (Zip Code)

604.899.0411

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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

Effective June 19, 2001, the registrant terminated Crouch, Bierwolf & Associates, which had served as the registrant's independent accountants since March 26, 2001, as its auditor, within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

Crouch Bierwolf & Associates report on the registrant's financial statements for the fiscal year ended 2000 contained no adverse opinions or disclaimer of opinions,

and was not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Crouch Bierwolf & Associates that during the two most recent fiscal years the registrant was unaware of any disputes between the registrant and Crouch Bierwolf & Associates as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of Crouch Bierwolf & Associates, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Crouch Bierwolf & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Crouch Bierwolf & Associates with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

On June 19, 2001, the registrant engaged Marks Paneth & Shron LLC as its new independent accountants following its termination of Crouch Bierwolf & Associates. The registrant's Board of Directors approved the engagement of Marks Paneth & Shron LLC as its independent auditors with respect to the registrant's fiscal year ending October 31, 2001.

During the most recent fiscal year and through June 19, 2001, the registrant had not consulted with Marks Paneth & Shron LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Marks Paneth & Shron LLC concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements. Not Applicable.

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(b) Pro Forma Financial Information. Not Applicable.

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(c) Exhibits.

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Exhibit 16.1 / Letter from Crouch Bierwolf & Associates dated June 19, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Commerce International, Inc.

Date: June 19, 2001 By: /s/ John W. Combs

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John W. Combs, Principal Financial Officer

EX-16.1 OTHERDOC

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0002.txt

LETTER FROM CROUCH BIERWOLF & ASSOCIATES DATED JUNE 19, 2001

Document is copied.

June 19, 2001

Securities and Exchange Commission

Washington, D.C. 20549

Re: Digital Commerce International, Inc.

File No. 0-011228

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Digital Commerce International, Inc.

dated June 19, 2001, and agree with the statements contained therein except for information in the first paragraph relating to the engagement of Marks Paneth & Shron LLC and information in the third paragraph relating to consultation with Marks Paneth & Shron LLC about which we have no knowledge.

Very truly yours,

/s/ Crouch Bierwolf & Associates